SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒   Definitive Proxy Statement

☐   Definitive Additional Materials

☐   Soliciting Material pursuant to §240.14a-12

Ottawa Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
N/A

2.	Aggregate number of securities to which transaction applies:
N/A

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A

4.	Proposed maximum aggregate value of transaction:
N/A

5.	Total fee paid:
N/A

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
N/A

2.	Form, Schedule or Registration Statement No.:
N/A

3.	Filing Party:
N/A

4.	Date Filed:
N/A

Ottawa Bancorp, Inc.

April 17, 2020

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Ottawa Bancorp, Inc. (the “Company”) to be held on Wednesday, May 20, 2020 at 2:00 p.m., local time. In light of on-going developments related to coronavirus (COVID-19) and after careful consideration, the Board of Directors has determined that this year’s annual meeting will be a “virtual” meeting conducted exclusively via live webcast at www.meetingcenter.io/290186025. You will be able to attend the annual meeting, vote and submit questions during the annual meeting via a live webcast by visiting www.meetingcenter.io/290186025.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of RSM US LLP, the Company’s independent registered public accounting firm, will be present at the virtual annual meeting where they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions of shareholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person via the virtual annual meeting even if you have previously mailed a proxy card.

We look forward to your participation and thank you for your support.

Sincerely,

Craig M. Hepner President and Chief Executive Officer

925 LaSalle Street

Ottawa, Illinois 61350

(815) 433-2525

______________________

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

______________________

TIME AND DATE	2:00 p.m., local time, on Wednesday, May 20, 2020.

PLACE	The 2020 Annual Meeting of Ottawa Bancorp, Inc. (the “Company”) will be a “virtual” meeting conducted exclusively via webcast at www.meetingcenter.io/290186025.

ITEMS OF BUSINESS	(1) To elect three directors to serve for a term of three years;

(2) To ratify the selection of RSM US LLP as our independent registered public accounting firm for fiscal year 2020;

(3) An advisory vote on the compensation of our named executive officers as disclosed in this proxy statement; and

(4) To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a shareholder at the close of business on March 31, 2020.

PROXY VOTING	It is important that your shares be represented and voted at the virtual meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy card or voting instruction card and are included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

2020 ANNUAL SHAREHOLDER MEETING

In light of on-going developments related to coronavirus (COVID-19) and after careful consideration, the Board of Directors has determined that this year’s annual meeting will be a “virtual” meeting conducted exclusively via live webcast at www.meetingcenter.io/290186025. Adopting this format for this year’s annual meeting will facilitate shareholder attendance and participation by enabling shareholders to safely participate from any location and at no cost. We believe this is the right choice for the Company at this time, as it enables engagement with our shareholders, regardless of size, resources, or physical location while safeguarding the health of our shareholders, Board, management and other partners. We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by visiting www.meetingcenter.io/290186025. To participate in the virtual meeting, you will need the 15-digit number and passcode included on your Notice, proxy card or voting instruction form. The meeting webcast will begin promptly at 2:00 p.m., local time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:30 p.m., local time., and you should allow ample time for the check-in procedures. If you experience technical difficulties during the check-in process or during the meeting please call 877.373.6374 or 781.575.2879.

BY ORDER OF THE BOARD OF DIRECTORS Laurie Duffell Corporate Secretary

Ottawa, Illinois

April 17, 2020

Note:	Whether or not you plan to virtually attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card or voting instruction card.

OTTAWA BANCORP, INC.

__________________________________

PROXY STATEMENT

__________________________________

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ottawa Bancorp, Inc. (“Ottawa Bancorp” or the “Company”) to be used at the annual meeting of shareholders of the Company. The Company is the holding company for Ottawa Savings Bank (the “Bank”). This year’s annual meeting will be a “virtual” meeting conducted exclusively via live webcast at www.meetingcenter.io/290186025 on Wednesday, May 20, 2020 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders on or about April 17, 2020.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 20, 2020

This proxy statement and the Company’s Annual Report to Shareholders are available at http://www.ottawasavings.com/investors.

Voting and Proxy Procedure

Who Can Vote at the Meeting

You are entitled to vote your shares of Ottawa Bancorp common stock if the records of the Company show that you held your shares as of the close of business on March 31, 2020. If your shares are held in a stock brokerage account or by a bank or other nominees, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker on how to vote your shares. Your broker, bank or other nominee has enclosed a voting instruction form for you to use in directing it on how to vote your shares.

As of the close of business on March 31, 2020, 3,119,137 shares of Ottawa Bancorp common stock were outstanding and entitled to vote. Each share of common stock has one vote. The Company’s articles of incorporation generally provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit. However, a majority of the Company’s disinterested directors may approve a shareholder acquiring and voting in excess of 10% of the Company’s outstanding shares before the shareholder acquires any shares in excess of the 10% limit.

How to Attend the Meeting

This year’s annual meeting will be a “virtual” meeting conducted exclusively via live webcast at www.meetingcenter.io/290186025. Adopting this format for this year’s annual meeting will facilitate shareholder attendance and participation by enabling shareholders to safely participate from any location and at no cost. In light of on-going developments related to COVID-19, we believe this is the right choice for the Company at this time, as it enables engagement with our shareholders, regardless of size, resources, or physical location while safeguarding the health of our shareholders, Board, management and other partners. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by visiting www.meetingcenter.io/290186025. To participate in the virtual meeting, you will need the 15-digit number and passcode included on your Notice, proxy card or voting instruction form. The meeting webcast will begin promptly at 2:00 p.m., local time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:30 p.m., local time., and you should allow ample time for the check-in procedures. If you experience technical difficulties during the check-in process or during the meeting please call (877) 373-6374 or (781) 575-2879.

If you are a shareholder as of the close of business on March 31, 2020, you may attend the annual meeting.

Vote Required

The annual meeting will be held only if there is a quorum. A majority of the outstanding shares of Ottawa Bancorp common stock entitled to vote, represented in person via virtual attendance or by proxy, constitutes a quorum. If you return valid proxy instructions or virtually attend the meeting, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

In voting on the election of directors, you may vote in favor of the nominees or withhold votes as to the nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast at the annual meeting. “Plurality” means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is three. In the election of directors, votes that are withheld will have no effect on the outcome of the election.

In voting on the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the annual meeting. In counting votes on this proposal, abstentions and broker non-votes will have no impact on the outcome of the proposal.

In voting on the advisory vote on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution on an advisory basis, the affirmative vote of a majority of the votes cast at the annual meeting is required. In counting votes on this proposal, abstentions and broker non-votes will have no impact on the outcome of the proposal.

Effect of Not Casting Your Vote

If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Proposal 1) or the advisory proposal regarding executive compensation (Proposal 3).

Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf. These are referred to as broker non-votes. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2). If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

Voting by Proxy

This proxy statement is being sent to you by the Board of Directors of the Company to request that you allow your shares of the Company common stock to be represented at the virtual annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:

●	“FOR” each of the nominees for director;

●	“FOR” the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm; and

●	“FOR” the approval of the compensation of the Company’s named executive officers as disclosed in this proxy statement.

If any matter not described in this proxy statement is properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Ottawa Bancorp common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the annual meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your Company common stock has been voted at the annual meeting, deliver a later-dated valid proxy or by voting in person at the virtual annual meeting. Attendance at the virtual annual meeting will not in itself constitute revocation of your proxy.

If your Ottawa Bancorp common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominees, you must contact your broker, bank or other nominee.

Participants in the Bank’s ESOP and 401(k) Plan

If you participate in the Ottawa Savings Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold shares through the Ottawa Savings Bank Employees’ Savings and Profit Sharing Plan (the “401(k) Plan”), you will receive a voting instruction card for each plan that reflects all shares you may vote under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which it does not receive timely voting instructions in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant may direct the trustee how to vote the shares of Ottawa Bancorp common stock credited to his or her account in the 401(k) Plan. The trustee will vote all shares for which it does not receive timely instructions in the same proportion as shares for which it has received timely instructions. The deadline for returning your voting instructions to each plan’s trustee is May 13, 2020.

Corporate Governance

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Corporate Governance Policies and Procedures

The Company has adopted a corporate governance policy to govern certain of its activities including, but not limited to:

(1)	the duties and responsibilities of each director;
(2)	the composition, duties and responsibilities and operation of the Board of Directors;
(3)	the selection of the Company’s Chairman and Chief Executive Officer;
(4)	the establishment and operation of Board committees;
(5)	succession planning;
(6)	convening executive sessions of independent directors;
(7)	the Board of Directors’ interaction with management and third parties;
(8)	the distribution of Board materials in advance of meetings;
(9)	the review of director compensation;
(10)	the evaluation of the performance of the Board of Directors and of the Chief Executive Officer; and
(11)	the orientation of new directors and continuing education.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interests. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.

Meetings and Committees of the Board of Directors

The Company conducts business through meetings of its Board of Directors and its committees. The Company’s Board of Directors held 12 regular meetings during the fiscal year ended December 31, 2019. No director attended fewer than 75% of the total meetings of the Company’s Board of Directors and committees on which such director served.

The following table identifies our standing committees and their members as of March 31, 2020. All members of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are independent in accordance with the listing standards of the Nasdaq Stock Market, Inc.

Director	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee	Assets and Liability Committee

Thomas M. Adler	X	X	X*	X
John M. Armstrong	X	X	X	X*
James A. Ferrero	X*		X	X
Craig M. Hepner				X
Jon Kranov				X
William J. Kuiper	X	X		X
Keith Johnson	X		X	X
Arthur C. Mueller	X	X*		X

Number of Meetings in 2019	5	1	5	4

___________

*     Chairman

Audit Committee. The Audit Committee meets periodically with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that James Ferrero and John Armstrong are “audit committee financial experts,” as such term is defined by the rules and regulations of the Securities and Exchange Commission. Mr. Ferrero and Mr. Armstrong are independent under the listing standards of the Nasdaq Stock Market. The Audit Committee acts under a written charter, a copy of which is available on the Company’s website at www.ottawasavings.com. The report of the Audit Committee appears in this proxy statement under the heading “Proposal 2 — Ratification of Independent Registered Public Accounting Firm—Audit Committee Report.”

Compensation Committee. The Compensation Committee is responsible for human resource policies, salaries and benefits, incentive compensation, executive development and management succession planning. It also handles policies relating to nondiscriminatory employment practices, including those related to hiring, compensation and promotion. The Compensation Committee reviews all compensation components for the Company’s President and Chief Executive Officer including annual salary, bonus, stock options, and other direct and indirect benefits, as well as reviews the Company’s executive and employee compensation programs and director compensation. The committee considers the performance of the Company, shareholder return, competitive market values, and the compensation given to the President and Chief Executive Officer over recent years when determining appropriate compensation for the President and Chief Executive Officer. In setting executive compensation, the committee ensures that a significant portion of compensation is connected to the long-term interest of shareholders. In its oversight of employee compensation programs, prior to making its recommendation to the Board, the Committee reviews recommendations from the President and Chief Executive Officer and Human Resources Manager. Decisions by the Compensation Committee with respect to the compensation levels are approved by the full Board of Directors. The Compensation Committee acts under a written charter, a copy of which is available on the Company’s website.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for the annual selection of the Board of Directors’ nominees for election as directors and developing and implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to Ottawa Bancorp’s corporate governance policy. The Nominating and Corporate Governance Committee acts under a written charter, a copy of which is available on the Company’s website.

Minimum Qualifications. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation, a stock ownership requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating and Corporate Governance Committee will consider the following criteria in selecting nominees: contributions to the range of talent, skill and expertise appropriate for the Board; financial, regulatory and business experience; knowledge of the banking and financial services industries; familiarity with the operations of public companies and ability to read and understand financial statements; familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations; personal and professional integrity, honesty and reputation; ability to represent the best interests of the shareholders of the Company and the best interests of the Bank; ability to devote sufficient time and energy to the performance of his or her duties; independence; current equity holdings in the Company; and any other factors the Nominating and Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations. In its consideration of diversity, the Nominating and Corporate Governance Committee seeks to create a Board that is strong in its collective knowledge and that has a diverse set of skills and experience with respect to management and leadership, vision and strategy, accounting and finance, business operations and judgment, industry knowledge and corporate governance.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by the Bank. The Nominating and Corporate Governance Committee also will consider director candidates recommended by shareholders in accordance with the policy and procedures set forth below. The Nominating and Corporate Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominees and the contributions he or she would make to the Board.

Consideration of Recommendations by Shareholders. It is the policy of the Nominating and Corporate Governance Committee to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation for a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.

All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.

As to the shareholder making the recommendation, the name and address, as they appear on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Board Leadership Structure and Risk Oversight

Our Board of Directors has determined that the separation of the offices of Chairman of the Board and President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of the positions of Chairman of the Board and President and Chief Executive Officer enables the President and Chief Executive Officer to focus on his responsibilities of running the Company and the Bank and expanding and strengthening our franchise while enabling the Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice to and oversight of management. Consistent with this determination, Jon Kranov serves as Chairman of the Board and Craig M. Hepner serves as President and Chief Executive Officer.

A fundamental part of the Company’s risk management is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The full Board of Directors’ involvement in helping to set the Company’s business strategy is an important aspect of its assessment of management’s tolerance for risk and its determination of the appropriate level of risk for the Company. While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk by providing oversight of the quality and integrity of the Company’s financial reporting and internal controls, as well as the Company’s compliance with legal and regulatory requirements. The Company’s Compensation Committee reviews the Company’s and the Bank’s compensation policies and practices to help ensure there is a direct relationship between pay levels and corporate performance and return to shareholders.

Attendance at the Annual Meeting

The Board of Directors encourages directors to attend the annual meeting of shareholders. All directors serving on the Board of Directors at the time of the annual meeting attended the Company’s annual meeting of shareholders in 2019.

Stock Ownership

The following table provides information as of March 31, 2020 about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding(1)

Maltese Capital Management LLC Terry Maltese 150 East 52nd Street, 30th Floor New York, New York 10022	300,200	(2)	9.62%

AllianceBernstein L.P.AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105	274,316	(3)	8.80%

Ottawa Savings Bank Employee Stock Ownership Trust 925 LaSalle Street Ottawa, Illinois 61350	237,715	(4)	7.62%

(1)	Based on 3,119,137 shares of Company common stock outstanding and entitled to vote as of March 31, 2020.
(2)	Based on a Schedule 13G/A filed with the U.S. Securities and Exchange Commission on February 12, 2018.
(3)	Based on a Schedule 13G filed with the U.S. Securities and Exchange Commission on February 18, 2020.
(4)	Includes 97,857 shares that have been allocated to employee stock ownership plan participants.

The following table provides information as of March 31, 2020 about the shares of Ottawa Bancorp common stock that may be considered to be beneficially owned by each director or nominee for director of the Company, by those named executive officers of the Company listed in the Summary Compensation Table and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security and each of the listed individuals has sole voting and investment power with respect to the shares shown.

Name	Number of Shares Owned (Excluding Options) (1)		Number of Shares That May Be Acquired Within 60 Days By Exercising Options	Percent of Common Stock Outstanding(2)
Directors:

Thomas M. Adler	5,401		—	*
John M. Armstrong	6,332		—	*
James A. Ferrero	49,430	(3)	—	1.59%
Craig M. Hepner	11,408		—	*
Keith Johnson	24,655		—	*
Jon Kranov	62,519		—	2.00%
William J. Kuiper	7,301		—	*
Arthur C. Mueller	16,999		—	*

Executive Officers Who Are Not Directors:

Marc N. Kingry	34,209		3,750	1.22%
Mark M. Stoudt	21,660		—	*

All directors and executive officers as a group (10 persons)	239,914		3,750	7.81%

*	Represents less than 1% of the Company’s outstanding shares.
(1)	This column includes the following:

Name	Shares of Restricted Stock Awards Held in Trust	Shares Allocated under the Ottawa Savings Bank ESOP	Shares Held in Trust in the Ottawa Savings Bank 401(k) Plan

Thomas M. Adler	—	—	—
John M. Armstrong	—	—	—
James A. Ferrero	—	—	—
Craig M. Hepner	2,042	4,821	3,500
Keith Johnson	—	—	—
Marc N. Kingry	1,712	7,693	2,200
Jon Kranov	—	—	—
William J. Kuiper	—	—	—
Arthur C. Mueller	—	—	—
Mark Stoudt	1,727	8,331	3,615

(2)	Based on 3,119,137 shares of Company common stock outstanding and entitled to vote as of March 31, 2020.
(3)	Includes 20,881 shares of which Mr. Ferrero may be deemed the beneficial owner as the trustee of his daughters’ trusts.

Proposal 1 — Election of Directors

The Company’s Board of Directors consists of eight members, all of whom are independent under the current listing standards of the Nasdaq Stock Market, except for Craig M. Hepner, who currently serves as President and Chief Executive Officer of the Company and the Bank, and Jon Kranov, who formerly served as President and Chief Executive Officer of the Company and the Bank until his retirement on August 16, 2019. In determining the independence of its directors, the Board considered transactions, relationships or arrangements between the Company, the Bank and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons.” The Board is divided into three classes with approximately three-year staggered terms, with approximately one-third of the directors elected each year.

Three directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The Board of Directors’ nominees for election to each serve a three-year term are John M. Armstrong, Jon Kranov and William J. Kuiper.

Unless you indicate on the proxy card that your shares should not be voted for the nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of each of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominees might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of John M. Armstrong, Jon Kranov and William J. Kuiper.

Information regarding the Board of Directors’ nominees for election at the annual meeting is provided below. Unless otherwise stated, each director has held his current occupation for the last five years. The age indicated for each individual is as of December 31, 2019. There are no family relationships among the directors or executive officers. The indicated period of service as a director includes service as a director of the Bank.

Nominees for Election of Directors:

Nominees for a Three-Year Term:

John M. Armstrong is a Principal at Armstrong & Associates, a registered investment advisory firm, in Ottawa, Illinois. As a Certified Financial Planner and a member of the American Institute of Certified Public Accountants. Mr. Armstrong provides the Board of Directors with experience regarding accounting and financial matters. Additionally, as a lifelong resident of Ottawa, Mr. Armstrong has been actively involved in various community organizations, having served on the Board of the Ottawa Elementary School and the Illinois Valley Fine Arts Trust and as a committee member with the United Way. Age 63. Director since 2012.

Jon Kranov serves as Chairman of the Company’s Board of Directors and retired as President and Chief Executive Officer of the Company and the Bank effective as of August 16, 2019. He had been employed with Ottawa Savings Bank since 1978 and has served as President of Ottawa Savings Bank since 2010 and Ottawa Bancorp since its formation in 2016. Mr. Kranov served as the Senior Vice President and Chief Financial Officer of the Bank from 1996 until May 2010 and 1996 until December 2010, respectively. He served in the positions of Senior Vice President and Chief Financial Officer of Ottawa Savings Bank from 2005 until May 2010 and 2005 until December 2010, respectively. Mr. Kranov’s service as our former President and Chief Executive Officer, as well as his long history with the Bank and the Company and his continued involvement in the Bank’s and Company’s local community, affords the Board valuable insight regarding the business and operation of the Bank and the Company. Mr. Kranov has an undergraduate degree in Accountancy from Western Illinois University and has received a Masters Degree from Lewis University. Age 65. Director since 2010.

William J. Kuiper retired from Seals-Campbell Funeral Home which he had owned since May 1979. Mr. Kuiper has extensive ties to the Bank’s and the Company’s market area, as well as valuable leadership experience that he brings to the Board of Directors. In addition, Mr. Kuiper is a former director of Twin Oaks Savings Bank having served in that position from 1991 until 2014 and provides the Board with valuable insight regarding the markets in which Twin Oaks Savings Bank formerly operated. Age 68. Director since 2014.

Directors Continuing in Office:

The following directors have terms ending in 2021:

Thomas M. Adler has served as President of Adler Consulting LLC, a consulting firm, since April 2014. Prior to that time, Mr. Adler had served as Vice President of Quality Technology International, a specialty grains and animal feed ingredients company, since 2003. Prior to that he held several positions in DuPont’s Agricultural business. Mr. Adler has extensive ties to the Bank’s and the Company’s market area, as well as valuable leadership experience that he brings to the Board of Directors. In addition, Mr. Adler is a former Director of Twin Oaks Savings Bank having served in that position from 2001 until they were acquired by the Bank in December 2014, and provides the Board with valuable insight regarding the markets in which Twin Oaks Savings Bank formerly operated. Age 60. Director since 2014.

Arthur C. Mueller is the President of Mueller Funeral Homes, Inc. As a life-long and sixth generation resident of LaSalle County, Mr. Mueller has been actively involved in various community organizations, having served on the Board of Ottawa Regional Hospital and Healthcare Center, the Chamber of Commerce and as a former Campaign Chairman of the United Way. He currently serves as a Chamber Ambassadors and is a member of Rotary International. With five funeral home locations in LaSalle County, Mr. Mueller has extensive ties to the Bank’s and the Company’s market area, as well as valuable leadership experience that he brings to the Board of Directors. Age 67. Director since 1987.

The following directors have terms ending in 2022:

James A. Ferrero retired from LaSalle County Housing Authority as of December 31, 2005. He is the former owner and president of a package store in Ottawa, Illinois. As a life-long resident of Ottawa, Illinois who is actively involved in various community organizations, like the Chamber of Commerce, Mr. Ferrero has developed extensive ties to the market area in which the Bank and Company operate. Additionally, Mr. Ferrero’s education in finance and experience as a small business owner have provided him with financial experience and expertise that is valuable to the Board of Directors. Age 70. Director since 2000.

Craig M. Hepner has served as President and Chief Executive Officer of the Company and the Bank since August 16, 2019. Prior that time, Mr. Hepner served as Executive Vice President and Chief Operating Officer of the Company and the Bank since December 2014. Mr. Hepner served as President, Chief Executive Officer and as a Director of Twin Oaks Savings Bank from January 2001 until the Bank’s acquisition of Twin Oaks Savings Bank in December 2014. Mr. Hepner has extensive ties to the Bank’s and the Company’s market area, as well as valuable leadership experience that he brings to the Board of Directors. He provides the Board with valuable insight regarding the business and operation of the Company and the Bank and the markets in which the Bank operates and in which Twin Oaks Savings Bank formerly operated. Mr. Hepner has an undergraduate degree in accountancy from Bradley University. Age 54. Director since 2014.

Keith F. Johnson is the former owner of Johnson Pattern and Machine Co. in Ottawa, Illinois. As a lifelong resident of Ottawa, Illinois who is actively involved in various community organizations, Mr. Johnson has in-depth knowledge of the market area in which the Bank and Company operate. Mr. Johnson’s service as an elected Commissioner of our local government has provided him with leadership and managerial skills, which are valuable to the Board of Directors. Age 66. Director since 2001.

Executive Officers Who Are Not Also Directors:

Below is information regarding our executive officers who are not also directors. Ages presented are as of December 31, 2018.

Marc N. Kingry has served as the Chief Financial Officer of Ottawa Savings Bank since December 2010 and Ottawa Bancorp since its formation in 2016 and, effective August 16, 2019, was also promoted to Senior Vice President of the Company and the Bank. Prior to 2010, Mr. Kingry was Senior Vice President and Controller at a bank in Ottawa, Illinois since 2002. Mr. Kingry has an undergraduate degree in accountancy and has received a Masters Degree in Accounting from Illinois State University. He is a licensed Certified Public Accountant. Age 57.

Mark Stoudt has served as Executive Vice President and Chief Operating Officer of the Company and the Bank since August 16, 2019. Prior to that time, he served as Vice President and Chief Lending Officer of Ottawa Savings Bank since January 2015. From October 2008 to January 2015, Mr. Stoudt was a Commercial Banking Officer at Ottawa Savings Bank. Age 51.

Proposal 2 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed RSM US LLP to be the Company’s independent registered public accounting firm for the 2020 fiscal year, subject to ratification by shareholders. A representative of RSM US LLP is expected to be present at the virtual annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast at the annual meeting, the Audit Committee will consider other independent registered public accounting firms. In addition, if the ratification of the independent registered public accounting firm is approved by shareholders at the annual meeting, the Audit Committee may also consider other independent registered public accounting firms in the future if it determines that such consideration is in the best interests of the Company and its shareholders.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm.

Audit and Non-Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2019 and December 31, 2018 for services provided by RSM US LLP.

	2019	2018

Audit Fees (1)	$142,933	$132,007
Audit-Related Fees	—	—
Tax Fees (2)	17,965	13,225
All Other Fees	—	—

_________________________

(1)	Includes fees for performance of the audit, review of financial statements for public filings and attendance at the annual meeting.
(2)	Includes fees for the preparation of federal and state consolidated tax returns, claims for refunds and tax payment-planning services for tax compliance, tax planning and tax advice.

Pre-Approval of Services by the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services.

Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at the next regular meeting of the Audit Committee. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its independent registered public accounting firm.

During the year ended December 31, 2019, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

Audit Committee Report

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm all communications required by generally accepted accounting standards.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the accounting firm’s independence from the Company and its management. In concluding that the accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with their independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020.

Audit Committee of the Ottawa Bancorp Board of Directors

James A. Ferrero (Chairman)

John M. Armstrong (Vice Chairman)

Thomas M. Adler

Keith Johnson

William J. Kuiper

Arthur C. Mueller

Proposal 3 — Advisory Vote on Executive Compensation

As required by federal securities laws, we are providing our stockholders with the opportunity to cast an advisory vote regarding the compensation of our named executive officers as disclosed in this proxy statement.  This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion contained in the 2020 proxy statement, is hereby approved.”

This advisory vote on the compensation of our named executive officers is not binding on us, our Board or the Compensation Committee. However, our Board and the Compensation Committee will consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

The Board of Directors recommends that stockholders vote “FOR” the approval of the compensation paid to the Company’s named executive officers.

Executive Compensation

Summary Compensation Table

The following information is furnished for all individuals serving as the principal executive officer of the Company for the most recently completed fiscal year and the next two most highly compensated executive officers of the Company whose total compensation for 2019 exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compen- sation ($)(3)	Total ($)
Craig M. Hepner (4)	2019	157,000	—	—	—	11,147	49,188	217,335
President and Chief Executive Officer	2018	142,000	—	13,453	—	31,888	46,776	234,117

Jon Kranov (4)	2019	144,375	—	—	—	26,484	45,651	216,510
Former President and Chief Executive Officer	2018	220,000	—	—	—	83,380	62,794	366,174

Mark M. Stoudt (4)	2019	149,500	—	—	—	10,615	35,150	195,265
Executive Vice President and Chief Lending Officer	2018	138,275	—	13,453	—	31,664	35,542	218,934

Marc N. Kingry (4)	2019	149,500	—	—	—	10,615	26,750	186,865
Senior Vice President and Chief Financial Officer

(1)

Reflects the grant date aggregate fair value calculated in accordance with FASB ASC Topic 718 on outstanding restricted stock awards for each of the named executive officers. The amounts were calculated based on Ottawa Bancorp’s stock price of $13.19 as of the date of grant of the restricted stock awards.

(2)

Represents payments made pursuant to the Bank’s performance-based short-term incentive plan. Performance-based cash incentives earned during 2019 were paid in March 2020. In addition, for 2018, also represents a $33,000 employer contribution made to the Ottawa Savings Bank Nonqualified Deferred Compensation Plan on behalf of Mr. Kranov.

(3)

Details of the amounts reported in “All Other Compensation” for 2019 are provided in the table below. All perquisites, which, in the aggregate, were less than $10,000 for an individual were excluded from “All Other Compensation.”

	Mr. Hepner	Mr. Kranov	Mr. Stoudt	Mr. Kingry
Board of Director fees	$20,000	$13,750	$—	$—
Value of annual ESOP allocation	15,277	18,106	14,662	14,730
Value of annual employer contributions to 401(k) Plan	10,461	11,147	11,038	11,090
Auto allowance	3,000	684	9,000	—
Life insurance premiums	450	1,964	450	930

(4)

Effective as of August 16, 2019, Mr. Kranov retired as President and Chief Executive Officer of the Company and the Bank and, effective as of Mr. Kranov’s retirement, (i) Mr. Hepner was promoted to President and Chief Executive Officer of the Company and the Bank, (ii) Mr. Stoudt was promoted to Executive Vice President and Chief Operating Officer of the Company and the Bank and (iii) Mr. Kingry was promoted to Senior Vice President of the Company and the Bank in addition to continuing to serve as Chief Financial Officer of the Company and the Bank.

Change in Control Agreements. Ottawa Bancorp and Ottawa Savings Bank have entered into two-year change in control agreements each Craig M. Hepner, Mark M. Stoudt and Marc N. Kingry. The term of each agreement may be extended by the disinterested members of the Board of Directors of the Bank for an additional year commencing on September 30, 2020 and continuing on each subsequent anniversary date thereafter so that the remaining term of the agreement will be two years. Under the agreements, each executive can elect not to extend the term of his agreement by providing proper written notice. The Board of Directors will review each executive’s performance annually and will notify the executive after each annual review whether it has determined to extend his agreement.

The change in control agreements provide that if, within 12 months following a “change in control” (as defined in the agreements), (i) the Bank terminates the executive’s employment other than for “cause” (as defined in the agreements), death or disability or (ii) the executive terminates his employment for “good reason” (as defined in the agreements), then the Bank shall make a lump sum cash payment to the executive equal to two times the sum of the executive’s: (i) base salary (at the rate in effect immediately prior to the change in control or, if higher, the rate in effect when the executive terminates employment) and (ii) the most recent cash incentive award paid by the Company and/or the Bank to the executive.

The change in control agreements further provide that if, an executive properly elects continued Bank-provided group health plan coverage pursuant to COBRA, the Bank will provide the executive with a lump sum cash payment equal to the monthly cost for the Bank’s group health and dental plans under which the executive was covered at the time of his termination of employment, multiplied by 24. Under the agreements, the Bank shall also pay each executive any earned and unpaid annual cash incentive award for the completed fiscal year preceding the fiscal year in which the change in control occurs.

The change in control agreements provide that the Company will guarantee the Bank’s obligations to each executive under his respective agreement.

Performance-Based Short-Term Incentive Plan. The Bank maintains a short-term incentive plan (“STI”) to motivate and reward Bank employees for their efforts in contributing to the overall profitability of the Bank. Cash payments are earned under the STI based on the Bank’s performance as compared to targeted growth in loans and deposits and net income. See “Executive Compensation – Summary Compensation Table – Non-Equity Incentive Compensation” for STI payments made for 2019 performance.

Equity-Based Incentive Compensation. The Ottawa Bancorp, Inc. 2018 Equity Incentive Plan provides the Company with the opportunity to motivate and reward plan participants for their contributions to the Company’s performance through the grant of restricted stock units.  The restricted stock awards granted to our named executive officers vest over a five-year period.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options and stock awards that have not vested for each named executive officer outstanding as of December 31, 2019.

	Option Awards				Stock Awards
Name	Number Of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercis- able	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (1)	Market Value of Shares or Units of Stock That Have Not Vested (2)
Craig M. Hepner	—	—	$—	—	816	$11,285
Jon Kranov	—	—	—	—	—	—
Mark M. Stoudt	—	—	—	—	816	11,285
Marc N. Kingry	3,750	—	3.57	11/16/2021	816	11,285

(1)	Shares of restricted stock vest in five equal annual installments commencing on November 1, 2019.
(2)	Based on Ottawa Bancorp’s closing stock price of $13.83 on December 31, 2019.

Director Compensation

The following table sets forth the compensation received by non-employee directors for their service on our Board of Directors during 2019.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1)	Total ($)
Thomas M. Adler	$20,000	$4,950	$24,950
James A. Ferrero	20,000	4,950	24,950
Keith F. Johnson	20,000	4,950	24,950
Jon Kranov (2)	6,250	4,950	11,200
William J. Kuiper	20,000	4,950	24,950
Arthur C. Mueller	20,000	4,950	24,950
John M. Armstrong	20,000	4,950	24,950

(1)

Reflects the grant date aggregate fair value calculated in accordance with FASB ASC Topic 718 on outstanding restricted stock awards for each of the named executive officers. The amounts were calculated based on Ottawa Bancorp’s stock price of $13.75 as of the date of grant of the restricted stock awards. At December 31, 2019, no director held any unvested shares of Company restricted stock.

(2)

Represents compensation received by Mr. Kranov as a non-employee director of the Company from August 16, 2019, the date of his retirement as President and Chief Executive Officer, through December 31, 2019.

The following tables set forth the applicable retainers and fees that are paid to all directors for their service on the boards of directors. Directors do not receive fees for service on Board committees.

Board of Directors of Bank:
Monthly Retainer for all Board Members	$1,250

Board of Directors of Company:
Quarterly Retainer for all Board Members	$1,250

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Ottawa Bancorp common stock during the year ended December 31, 2019.

Policies and Procedures for Approval of Related Persons Transactions

We maintain a Policy and Procedures Governing Related Person Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons. Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

●	the aggregate amount involved will or may be expected to exceed $25,000 in any calendar year;

●	the Company is, will, or may be expected to be a participant; and

●	any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

●	any compensation paid to an executive officer of the Company if the Compensation Committee of the Board approved (or recommended that the Board approve) such compensation;

●	any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

●

any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee. In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:

●	whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

●	the size of the transaction and the amount of consideration payable to the related person;

●	the nature of the interest of the related person;

●	whether the transaction may involve a conflict of interest; and

●	whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on approval of the transaction, but may, if so requested by the chair of the Audit Committee, participate in some or all of the discussion.

Transactions with Related Persons

The Sarbanes-Oxley Act generally prohibits loans by the Bank to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Ottawa Savings Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

In accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of Ottawa Bancorp’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or emerging conflicts of interest to the President and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest; and (ii) the ownership of more than 1% of the outstanding securities (or that represents more than 5% of the total assets of the employee and/or family member) of any business entity that does business with or is in competition with the Company.

Shareholder Proposals and Nominations

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 18, 2020. If next year’s annual meeting is held on a date more than 30 calendar days from May 20, 2021, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that a person may not be nominated for election as a director of the Company unless that person is nominated by or at the direction of the Company’s Board of Directors or by a shareholder who has given appropriate notice to the Company before the meeting. Similarly, a shareholder may not bring business before an annual meeting unless the shareholder has given the Company appropriate notice of their intention to bring that business before the meeting. The Company’s secretary must receive notice of the nomination or proposal not less than 90 days before the annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder who desires to raise new business must provide certain information to the Company concerning the nature of the new business, the shareholder, the shareholder’s ownership in the Company and the shareholder’s interest in the business matter. Similarly, a shareholder wishing to nominate any person for election as a director must provide the Company with certain information concerning the nominee and the proposing shareholder. A copy of the Company’s Bylaws may be obtained from the Company.

Shareholder Communications

The Company encourages shareholder communications to the Board of Directors and/or individual directors. Shareholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Laurie Duffell, Corporate Secretary, Ottawa Bancorp, Inc., 925 LaSalle Street, Ottawa, Illinois 61350. Communications regarding financial or accounting policies should be sent to the attention of the Chairperson of the Audit Committee. All other communications should be sent to the attention of the Chairperson of the Nominating and Corporate Governance Committee.

Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

OSB
Ottawa Bancorp, Inc.

VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by Tuesday, May 19, 2020 at 11:59 P.M., Central Daylight Time.

Online
Go to **www.investorvote.com/OTTW** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at www.investorvote.com/OTTW

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote "FOR" all the nominees listed and "FOR" Proposals 2 and 3.

1. Election of Directors:

	For	Withhold
01 - John M. Armstrong	☐	☐
02 - Jon Kranov	☐	☐
03 - William J. Kuiper	☐	☐

	For	Against	Abstain
2. To ratify the selection of RSM US LLP as the independent registered public accounting firm of Ottawa Bancorp, Inc. for fiscal year 2020.	☐	☐	☐
3. The approval of a non-binding resolution to approve the compensation of Ottawa Bancorp's named executive officers.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT
1 U P X 4 5 1 3 3 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03860C

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: http://www.ottawasavings.com/investors

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/OTTW

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY - OTTAWA BANCORP, INC.

Notice of 2020 Annual Meeting of Shareholders

The 2020 Annual Meeting of Shareholders of Ottawa Bancorp, Inc., will be held May 20, 2020 at 2:00 p.m. local time, virtually via the internet at www.meetingcenter.io/290186025. To access the virtual meeting, you must have the information printed in the shaded bar located on the reverse side of this form. The password for this meeting is – OTTW2020.

Proxy Solicited by Board of Directors for Annual Meeting — May 20, 2020

James Ferrero and Keith Johnson, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Ottawa Bancorp, Inc. to be held on May 20, 2020 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote "FOR" the election of the Board of Directors and "FOR" Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

Ottawa Bancorp, Inc.

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote "FOR" all the nominees listed and "FOR" Proposals 2 and 3.

1. Election of Directors:

Nominee	For	Withhold
01 - John M. Armstrong	☐	☐
02 - Jon Kranov	☐	☐
03 - William J. Kuiper	☐	☐

Proposal	For	Against	Abstain
2. To ratify the selection of RSM US LLP as the independent registered public accounting firm of Ottawa Bancorp, Inc. for fiscal year 2020.	☐	☐	☐
3. The approval of a non-binding resolution to approve the compensation of Ottawa Bancorp's named executive officers.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 4 5 1 3 3 3

03B6RC

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: http://www.ottawasavings.com/investors

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY - OTTAWA BANCORP, INC.

Notice of 2020 Annual Meeting of Shareholders

The 2020 Annual Meeting of Shareholders of Ottawa Bancorp, Inc., will be held May 20, 2020 at 2:00 p.m. local time, virtually via the internet at www.meetingcenter.io/290186025. To access the virtual meeting, you must have the information printed in the shaded bar located on the reverse side of this form. The password for this meeting is - OTTW2020.

Proxy Solicited by Board of Directors for Annual Meeting — May 20, 2020

James Ferrero and Keith Johnson, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Ottawa Bancorp, Inc. to be held on May 20, 2020 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote "FOR" the election of the Board of Directors and "FOR" Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

OSB
Ottawa Bancorp, Inc.

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by Tuesday, May 19, 2020 at 11:59 P.M., Central Daylight Time.

Online
Go to **www.investorvote.com/OTTW** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/OTTW

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Voting Instruction Card - 401(k) PLAN

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote "FOR" all the nominees listed and "FOR" Proposals 2 and 3.

1. Election of Directors:

Nominee	For	Withhold
01 - John M. Armstrong	☐	☐
02 - Jon Kranov	☐	☐
03 - William J. Kuiper	☐	☐

Proposal	For	Against	Abstain
2. To ratify the selection of RSM US LLP as the independent registered public accounting firm of Ottawa Bancorp, Inc. for fiscal year 2020.	☐	☐	☐
3. The approval of a non-binding resolution to approve the compensation of Ottawa Bancorp's named executive officers.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT
1 U P X 4 5 1 3 3 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03865E

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: http://www.ottawasavings.com/investors

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/OTTW

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

401(k) PLAN PARTICIPANT VOTING INSTRUCTIONS - OTTAWA BANCORP, INC.

Notice of 2020 Annual Meeting of Shareholders

The 2020 Annual Meeting of Shareholders of Ottawa Bancorp, Inc., will be held May 20, 2020 at 2:00 p.m. local time, virtually via the internet at www.meetingcenter.io/290186025. To access the virtual meeting, you must have the information printed in the shaded bar located on the reverse side of this form. The password for this meeting is – OTTW2020.

Proxy Solicited by Board of Directors for Annual Meeting — May 20, 2020

The above signed hereby directs Community Bank of Pleasant Hill (the "Employer Stock Fund Trustee") to vote all shares of Company common stock credited to me under the Ottawa Savings Bank Employees' Savings and Profit Sharing Plan and Trust (the "401(k) Plan") that the above signed is entitled to direct the Employer Stock Fund Trustee to vote at the annual meeting of shareholders, to be held on May 20, 2020 at 2:00 p.m., local time at the offices of the Company, 925 LaSalle Street, Ottawa, Illinois and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as stated on the reverse side.

The above signed acknowledges receipt from the Company, prior to the execution of this voting instruction card, of a Notice of Annual Meeting of Shareholders and a Proxy Statement for the Annual Meeting dated April 17, 2020 and the Annual Report to Shareholders.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.

Ottawa Bancorp, Inc.

VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by Tuesday, May 19, 2020 at 11:59 P.M., Central Daylight Time.

Online
Go to **www.investorvote.com/OTTW** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at www.investorvote.com/OTTW

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Voting Instruction Card - ESOP

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote "FOR" all the nominees listed and "FOR" Proposals 2 and 3.

1. Election of Directors:

	For	Withhold
01 - John M. Armstrong	☐	☐
02 - Jon Kranov	☐	☐
03 - William J. Kuiper	☐	☐

	For	Against	Abstain
2. To ratify the selection of RSM US LLP as the independent registered public accounting firm of Ottawa Bancorp, Inc. for fiscal year 2020.	☐	☐	☐
3. The approval of a non-binding resolution to approve the compensation of Ottawa Bancorp's named executive officers.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

C 1234567890 JNT
1 U P X 4 5 1 3 3 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03861E

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: http://www.ottawasavings.com/investors

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/OTTW

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ESOP PARTICIPANT VOTING INSTRUCTIONS - OTTAWA BANCORP, INC.

Notice of 2020 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — May 20, 2020

The above signed hereby directs Community Bank of Pleasant Hill (the "ESOP Trustee") to vote all shares of common stock of the Company allocated to me through the Ottawa Savings Bank Employee Stock Ownership Plan ("ESOP") that the above signed is entitled to direct the ESOP Trustee to vote at the annual meeting of shareholders, to be held on May 20, 2020 at 2:00 p.m., local time virtually via the internet and at any and all adjournment, postponements, with all the powers the undersigned would possess if personally present at such meetings as stated on the reverse side. Please join the Virtual Meeting at www.meetingcenter.io/290186025. To access the virtual meeting, you must have the information printed in the shaded bar located on the reverse side of this form. The password for this meeting is – OTTW2020.

The above signed acknowledges receipt from the Company, prior to the execution of this voting instruction card, of a Notice of Annual Meeting of Shareholders and a Proxy Statement for the Annual Meeting dated April 17, 2020 and the Annual Report to Shareholders.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.